Exhibit 99.1

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Unaudited

The following unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of NII Holdings, Inc., which we refer to as NII Holdings or the Company, including certain pro forma adjustments. This financial information has been prepared to illustrate the pro forma effect of the Company's sale of its operations in Mexico, or Nextel Mexico, to an indirect subsidiary of AT&T, Inc., or AT&T, on April 30, 2015. After deducting Nextel Mexico's outstanding indebtedness, net of its cash balances, and applying estimates of other specified purchase price adjustments at closing, we received $1.448 billion in net proceeds, including $187.5 million in proceeds that were placed into escrow to secure specified indemnity obligations.

This unaudited pro forma condensed consolidated financial information gives effect to the pro forma adjustments necessary to reflect the sale of Nextel Mexico as if it had occurred as of the beginning of the earliest period presented in the pro forma condensed consolidated statements of operations for each of the years ended December 31, 2014, 2013 and 2012, and as of December 31, 2014 in the pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated financial information contained herein has been prepared based upon available information and management estimates. Actual amounts may differ from these estimated amounts. In addition, this unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the sale of Nextel Mexico occurred as of January 1, 2012 or December 31, 2014, respectively.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements, notes to the consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our annual report on Form 10-K for the year ended December 31, 2014.

NII HOLDINGS, INC. (DEBTOR-IN-POSSESSION) AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2014
(in thousands, except par values)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$573,600	$1,073,467	(a)	$1,647,067
Short-term investments	153,612	—		153,612
Accounts receivable, net	398,678	(96,525)	(b)	302,153
Handset and accessory inventory	207,633	(86,379)	(b)	121,254
Deferred income taxes, net	50,692	(11,546)	(b)	39,146
Prepaid expenses and other	329,197	(113,968)	(b)	215,229
Total current assets	1,713,412	765,049		2,478,461
Property, plant and equipment, net	2,432,933	(1,059,689)	(b)	1,373,244
Intangible assets, net	822,124	(128,099)	(b)	694,025
Deferred income taxes, net	5,767	(5,727)	(b)	40
Other assets	456,355	105,275	(b)	561,630
Total assets	$5,430,591	$(323,191)		$5,107,400

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Liabilities not subject to compromise
Current liabilities
Accounts payable	$279,804	$(112,851)	(b)	$166,953
Accrued expenses and other	562,988	(153,897)	(b)	409,091
Deferred revenues	89,019	(47,062)	(b)	41,957
Current portion of long-term debt	777,569	(60,142)	(b)	717,427
Total current liabilities	1,709,380	(373,952)		1,335,428
Long-term debt	734,823	(526,979)	(b)	207,844
Deferred income tax liabilities	58,088	(17,167)	(b)	40,921
Other long-term liabilities	299,571	(86,483)	(b)	213,088
Total liabilities not subject to compromise	2,801,862	(1,004,581)		1,797,281
Liabilities subject to compromise	4,593,493	—		4,593,493
Stockholders’ deficit
Undesignated preferred stock, par value $0.001, 10,000 shares authorized, no shares issued or outstanding	—	—		—
Common stock, par value $0.001, 600,000 shares authorized, 172,363 shares issued and outstanding	172	—		172
Paid-in capital	1,517,081	—		1,517,081
Accumulated deficit	(2,150,664)	276,631	(c)	(1,874,033)
Accumulated other comprehensive loss	(1,331,353)	404,759	(c)	(926,594)
Total stockholders’ deficit	(1,964,764)	681,390		(1,283,374)
Total liabilities and stockholders’ deficit	$5,430,591	$(323,191)		$5,107,400

NII HOLDINGS, INC. (DEBTOR-IN-POSSESSION) AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$3,447,167	$(1,375,379)	(d)	$2,071,788
Handset and accessory revenues	241,553	(39,416)	(d)	202,137
	3,688,720	(1,414,795)		2,273,925
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,308,835	(511,069)	(e)	797,766
Cost of handsets and accessories	973,491	(488,355)	(e)	485,136
Selling, general and administrative	1,699,058	(525,769)	(f)	1,173,289
Impairment and restructuring charges	220,742	(26,256)	(e)	194,486
(Gain) loss on sale of towers, net	(74,631)	75,410	(g)	779
Depreciation	592,056	(224,441)	(e)	367,615
Amortization	80,649	(25,875)	(e)	54,774
	4,800,200	(1,726,355)		3,073,845
Operating loss	(1,111,480)	311,560		(799,920)
Other expense
Interest expense, net	(449,345)	75,042	(h)	(374,303)
Interest income	66,425	(7,315)	(d)	59,110
Foreign currency transaction losses, net	(130,499)	64,453	(d)	(66,046)
Other expense, net	(6,721)	484	(e)	(6,237)
	(520,140)	132,664		(387,476)
Loss from continuing operations before reorganization items and income tax provision	(1,631,620)	444,224		(1,187,396)
Reorganization items	(71,601)	—		(71,601)
Income tax provision	(74,091)	23,195	(i)	(50,896)
Net loss from continuing operations	$(1,777,312)	$467,419		$(1,309,893)

Net loss from continuing operations per common share, basic and diluted	$(10.31)	$2.71	(j)	$(7.60)

Weighted average number of common shares outstanding, basic and diluted	172,283	—		172,283

NII HOLDINGS, INC. (DEBTOR-IN-POSSESSION) AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$4,517,154	$(1,832,737)	(d)	$2,684,417
Handset and accessory revenues	194,413	(39,342)	(d)	155,071
	4,711,567	(1,872,079)		2,839,488
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,392,140	(484,366)	(e)	907,774
Cost of handsets and accessories	884,789	(530,503)	(e)	354,286
Selling, general and administrative	1,941,773	(675,284)	(f)	1,266,489
Impairment and restructuring charges	168,543	(39,057)	(e)	129,486
Depreciation	629,606	(241,672)	(e)	387,934
Amortization	63,321	(26,941)	(e)	36,380
	5,080,172	(1,997,823)		3,082,349
Operating loss	(368,605)	125,744		(242,861)
Other expense
Interest expense, net	(526,530)	68,885	(h)	(457,645)
Interest income	43,327	(8,429)	(d)	34,898
Foreign currency transaction losses, net	(123,369)	5,084	(d)	(118,285)
Other expense, net	(12,859)	1,215	(e)	(11,644)
	(619,431)	66,755		(552,676)
Loss from continuing operations before income tax provision	(988,036)	192,499		(795,537)
Income tax provision	(446,052)	114,104	(i)	(331,948)
Net loss from continuing operations	$(1,434,088)	$306,603		$(1,127,485)

Net loss from continuing operations per common share, basic and diluted	$(8.34)	$1.78	(j)	$(6.56)

Weighted average number of common shares outstanding, basic and diluted	171,912	—		171,912

NII HOLDINGS, INC. (DEBTOR-IN-POSSESSION) AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$5,424,766	$(2,033,255)	(d)	$3,391,511
Handset and accessory revenues	268,469	(76,317)	(d)	192,152
	5,693,235	(2,109,572)		3,583,663
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,509,543	(413,457)	(e)	1,096,086
Cost of handsets and accessories	792,466	(504,961)	(e)	287,505
Selling, general and administrative	2,261,922	(670,675)	(f)	1,591,247
Impairment and restructuring charges	30,401	(439)	(e)	29,962
Depreciation	558,224	(184,813)	(e)	373,411
Amortization	46,937	(24,040)	(e)	22,897
	5,199,493	(1,798,385)		3,401,108
Operating income	493,742	(311,187)		182,555
Other expense
Interest expense, net	(359,795)	77,052	(h)	(282,743)
Interest income	33,785	(16,239)	(d)	17,546
Foreign currency transaction losses, net	(63,330)	24,891	(d)	(38,439)
Other expense, net	(28,097)	4,221	(e)	(23,876)
	(417,437)	89,925		(327,512)
Income (loss) from continuing operations before income tax provision	76,305	(221,262)		(144,957)
Income tax provision	(158,144)	70,863	(i)	(87,281)
Net loss from continuing operations	$(81,839)	$(150,399)		$(232,238)

Net loss from continuing operations per common share, basic and diluted	$(0.48)	$(0.87)	(j)	$(1.35)

Weighted average number of common shares outstanding, basic and diluted	171,499	—		171,499

Note 1.	Basis of Presentation

The accompanying unaudited pro forma consolidated information gives effect to the pro forma adjustments necessary to reflect the sale of Nextel Mexico as if it had occurred as of the beginning of the earliest period presented in the pro forma condensed consolidated statements of operations for each of the years ended December 31, 2014, 2013 and 2012, and as of December 31, 2014 in the pro forma condensed consolidated balance sheet.

Note 2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of operations and pro forma condensed consolidated balance sheet reflect the effect of the following pro forma adjustments:

(a)
Reflects the net effect of the proceeds received upon completion of the sale of Nextel Mexico, net of working capital adjustments, the elimination of Nextel Mexico's cash and cash equivalents, the repayment of the outstanding principal and interest related to Nextel Mexico's equipment financing facility, estimated transaction costs and cash placed into escrow to secure specified indemnity obligations.

Net proceeds	$1,447,677
Add: Repayment of Nextel Mexico's equipment financing facility	301,025
Less: Principal and interest related to Nextel Mexico's equipment financing facility as of December 31, 2014	(324,835)
Less: Nextel Mexico's cash and cash equivalents as of December 31, 2014	(153,888)
Less: Estimated transaction costs	(9,012)
Less: Proceeds placed into escrow	(187,500)
Adjustment to consolidated cash and cash equivalents	$1,073,467

(b)
Reflects the elimination of certain of Nextel Mexico's assets and liabilities, as well as the elimination of certain corporate assets and liabilities that were designated for use by Nextel Mexico. These adjustments also include a $187.5 million adjustment to other assets, which represents the proceeds that were placed into escrow to secure specified indemnity obligations in connection with the sale of Nextel Mexico.

(c)
Represents the effect on accumulated deficit of the estimated $276.6 million gain recognized on the sale of Nextel Mexico, which is net of the reclassification of $404.8 million of accumulated other comprehensive loss, primarily related to Nextel Mexico's cumulative translation losses.

(d)
Reflects the elimination of revenue, interest income and other income historically reported by Nextel Mexico. For the indicated line items, all activity historically reported as part of the Nextel Mexico business has been eliminated.

(e)
Reflects the elimination of expenses as a result of the sale of Nextel Mexico. For the indicated line items, all activity historically reported as part of the Nextel Mexico business has been eliminated.

(f)
Reflects the elimination of selling, general and administrative expenses as a result of the sale of Nextel Mexico. This adjustment also includes stock-based compensation expense related to Nextel Mexico employees that would not have been recognized if the sale of this operating company had occurred on January 1, 2012.

(g)	Reflects the elimination of Nextel Mexico's gain related to the completion of the sale of certain communication towers in the third quarter of 2014.

(h)	Reflects the elimination of interest expense as a result of the sale of Nextel Mexico. This adjustment does not include allocations of interest expense related to corporate-level debt obligations.

(i)	Reflects the elimination of Nextel Mexico's income tax provision.

(j)	Recalculated as the pro forma adjustment to net (loss) income from continuing operations divided by the weighted average number of basic and diluted shares outstanding for the respective period.